CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the amended Annual Report of Viosolar Inc. (the "Company") on Form 20-F/A Amendment No. 1 for the period ending July 31, 2013, and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rick Walchuk, Director, President, Treasurer, Chief Financial Officer and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 27, 2013	By:	/s/ Rick Walchuk
	Name:	Rick Walchuk
	Title:	President, Chief Executive Officer, Treasurer, Chief Financial Officer and Director Principal Executive Officer and Principal Financial Officer)